UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

UNITED CONTINENTAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2017, United Continental Holdings, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the United Continental Holdings, Inc. 2017 Incentive Compensation Plan (the “2017 Plan”), which had been previously approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval. The 2017 Plan will replace the United Continental Holdings, Inc. 2008 Incentive Compensation Plan.

The following paragraphs provide a summary of certain terms of the 2017 Plan. The 2017 Plan is set forth in its entirety as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The purpose of the 2017 Plan is to promote the interests of the Company and its stockholders by: (i) aligning the interests of the Company’s stockholders and award recipients by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) providing opportunities to link compensation of award recipients to the Company’s short-term and/or long-term performance; and (iii) attracting, retaining and rewarding officers and employees (including prospective officers and employees) through compensation opportunities designed to motivate such persons to act in the best interests of the Company and its stockholders.

Under the 2017 Plan, the Company may grant: (i) non-qualified stock options; (ii) “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code); (iii) stock appreciation rights (“SARs”); (iv) restricted shares; (v) restricted share units; (vi) performance compensation awards; (vii) performance units; (viii) cash incentive awards; and (ix) other equity-based or equity-related awards. Subject to the terms and conditions of the 2017 Plan, the number of shares authorized for awards under the 2017 Plan is 10,000,000.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The proposals submitted to the stockholders at the Annual Meeting were as follows:

•	Proposal 1 – the election of the nominees to the Board;

•	Proposal 2 – the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2017;

•	Proposal 3 – an advisory vote to approve the compensation of the Company’s named executive officers, as presented in the Company’s definitive proxy statement;

•	Proposal 4 – an advisory vote to approve the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

•	Proposal 5 – approval of the 2017 Plan.

Each proposal is described in detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 21, 2017.

At the Annual Meeting, the Company’s stockholders elected each director nominee to the Board and ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2017. The stockholders approved, in advisory and non-binding votes, the compensation of the Company’s named executive officers, as presented in the Company’s definitive proxy statement, and an annual vote frequency of future advisory votes on the compensation of the Company’s named executive officers. The stockholders also approved the 2017 Plan. The final voting results for each proposal, including the number of votes cast for and against, and the number of abstentions and broker non-votes, as applicable, are set forth below.

Proposal 1 – Election of Directors

In accordance with the Company’s Amended and Restated Bylaws, the Company’s stockholders elected a total of 15 director nominees to the Board, of which 13 director nominees were elected by the holders of the Company’s common stock, one director nominee was elected by the holder of the Company’s one share of Class Pilot MEC Junior Preferred Stock, and one director nominee was elected by the holder of the Company’s one share of Class IAM Junior Preferred Stock.

The holders of the Company’s common stock elected the 13 director nominees listed in the table below.

	For	Against	Abstain	Broker Non-Votes
Carolyn Corvi	249,292,761	2,179,817	944,636	20,708,834
Jane C. Garvey	249,274,491	2,327,787	814,936	20,708,834
Barney Harford	249,536,111	1,918,167	962,936	20,708,834
Walter Isaacson	246,950,607	4,504,737	961,870	20,708,834
James A. C. Kennedy	248,087,466	3,410,266	919,482	20,708,834
Robert A. Milton	248,876,734	2,590,169	950,311	20,708,834
Oscar Munoz	249,493,482	2,327,134	596,598	20,708,834
William R. Nuti	224,380,418	27,076,622	960,174	20,708,834
Edward M. Philip	249,200,562	2,224,328	992,324	20,708,834
Edward L. Shapiro	248,015,693	3,426,532	974,989	20,708,834
Laurence E. Simmons	248,775,483	2,657,557	984,174	20,708,834

David J. Vitale	247,243,996	4,210,576	962,642	20,708,834
James M. Whitehurst	226,002,268	25,424,176	990,770	20,708,834

In addition, the United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International (“ALPA”), the holder of the Company’s one share of Class Pilot MEC Junior Preferred Stock, elected Todd M. Insler as the ALPA director, and the International Association of Machinists and Aerospace Workers (“IAM”), the holder of the Company’s one share of Class IAM Junior Preferred Stock, elected Sito Pantoja as the IAM director.

Proposal 2 – Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2017

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
268,647,634	3,433,057	1,045,357	—

Proposal 3 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers, as presented in the Company’s definitive proxy statement.

For	Against	Abstain	Broker Non-Votes
241,192,904	10,280,590	943,720	20,708,834

Proposal 4 – Advisory Vote to Approve the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, in an advisory and non-binding vote, an annual vote frequency for future advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
224,263,665	572,932	26,806,310	774,307	20,708,834

Proposal 5 – Approval of the United Continental Holdings, Inc. 2017 Incentive Compensation Plan

The Company’s stockholders approved the 2017 Plan.

For	Against	Abstain	Broker Non-Votes
242,143,849	9,524,016	749,349	20,708,834

In light of the voting results on Proposal 4, the Company has decided to include the advisory stockholder vote on executive compensation in its proxy materials on an annual basis until the next required advisory vote on the frequency of the advisory stockholder vote on compensation paid to the Company’s named executive officers.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	United Continental Holdings, Inc. 2017 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC.

By:	/s/ Jennifer L. Kraft
Name:	Jennifer L. Kraft
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date: May 30, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	United Continental Holdings, Inc. 2017 Incentive Compensation Plan